Contract

CF-90-0101

Providing side:  Xi’an Chinese Drug Tablet Factory

Contract number: SO-08-009

Demanding side:   Shaanxi Aoxing Pharmaceutical Co., Ltd.

Signature place: Xi’an

Signature date: December 23, 2007

1.	Product mark, model, factories, amount, sum of money, supply time and amount

Product name	trademark	Model and specification	factories	measuring unit	amount	unit price	Total amount of money	supply time and amount total

vermilion		fine powder		㎏	14000	352.00	4928000.00

gypsum		crude	Hunan		68000	2.00	136000.00

Fritillaria cirrhosa D. Don		unit	Sichuan	㎏	68000	212.50	14450000.00

radices salviae miltiorrhizae		crude		㎏	330000	15.00	4950000.00

cane sugar			Yunnan	㎏	300000	5.50	1650000.00

citric acid				㎏	1400	14.30	20020.00

essence				㎏	100000	0.06	6000.00

bezoar				㎏	1200	248.00	297600.00

starch				㎏	120000	3.80	456000.00

Total RMB (capitalization) twenty-six million eight hundred and thirty-six thousand six hundred and twenty

This contract is the annual supply contract. Demanding side should inform the providing side the variety and amount of the deliver goods by giving notice in written form 3 days in advance. If there is a greater difference between the contract price and the market current price, the price can be floated by two side consultation.

2.	Quality and technical standard, quality responsibilities and time limit for providing side: The products referred in the contract are in line with the national drug standards.

3.	Place, ways of packing up or supplying: The supplying side delivers goods to the warehouse of Xianyang Aoxing Company.

4.	Ways of transport or arriving port and expense: Providing side assumes the cost of the deliver goods.

5.	Reasonable loss or calculate means: No loss

6.	Packing standard, packing materials and their recovery:------

7.	Checking standard, means, the dead line of objection: 30 days

8.	Spare parts, fittings supply and means:------

9.	Settling means and time limit: Transfer accounts

10.	If assurances needed, a contract signed as attachment.------

11.	Responsibilities for breaking the contract:------

12.	Disposing the contract dispute: Negotiation

13.	Other engaged items: ------

Providing side	Demanding side	Visa (notarization) opinion:
Unit name (seal): Xi'an Chinese Drug Tablet Factory	Unit name (seal): Shaanxi Aoxing Pharmaceutical Co., Ltd.	Operator:
Unit address: No.4 Huaqing Dong Road, Xi'an	Unit address: ChenYangZhai, Xianyang.	Visa (notarization) organ (seal):
Legal representative:	Legal representative:	Date:
Authorised agent: Weixin Wang	Authorised agent: Xinchang Yang	(Note) In addition to national otherwise specify, Visa (notarization) is conducted by the voluntary principle.
Tel.:	Tel.:
Cable address:	Cable address:
Bank of deposit: Xi'an Industrial and Commercial Bank HanSenZhai Branch	Bank of deposit: Agriculture sales department of Xianyang
Account number:370002000900700892	Account number:4751001040003729
Zip code:	Zip code:

(Note: If no enough space, it may add another link)

Expiration date: From January 1, 2008 to December 31, 2008

Produced by: Administration for Industry and Commerce of Shaanxi Province